SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): February 28, 2006

                               AXA FINANCIAL, INC.
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             (Exact name of Registrant as specified in its charter)



          Delaware                       1-11166                 13-3623351
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(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
incorporation or organization)                               Identification No.)



1290 Avenue of the Americas
New York, New York                                              10104
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(Address of principal executive offices)                      (Zip Code)


                                 (212) 554-1234
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              (Registrant's telephone number, including area code)

                                      None
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             (Former name or address, if changed since last report)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    / / Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
    / / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
    / / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
    / / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On February 28, 2006, AXA, the Registrant's parent company, issued a press release announcing its consolidated 2005 results of operations, prepared in accordance with International Reporting Standards ("IFRS"). Set forth in Exhibit
99.1 is the AXA Press Release. Included within AXA's consolidated 2005 results of operations are the results of operations of the Registrant and its consolidated subsidiaries, presented in accordance with IFRS. The AXA press release includes "Underlying Earnings" and "Net Income Group Share" for United States Life & Savings operations, which is a reference to the Registrant's Financial Advisory/Insurance segment. AXA IFRS "Underlying Earnings" and "Net Income Group Share" are not measures calculated and presented in accordance with generally accepted accounting principles in the United States ("U.S. GAAP"). Set forth in Exhibit 99.2 hereto is (a) a reconciliation of the Registrant's contribution to AXA IFRS Underlying Earnings (IFRS net income excluding net capital gains (losses), goodwill and related intangibles amortization/impairments, profit or loss on financial assets (under the fair value option), derivatives and exceptional operations) for the years ended December 31, 2005 and 2004 to the Registrant's consolidated U.S. GAAP Net Earnings for the same periods and (b) a reconciliation of the Registrant's contribution to IFRS Net Income, Group Share for the years ended December 31, 2005 and 2004 to the Registrant's consolidated U.S. GAAP Net Earnings for the same periods.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT
NUMBER    EXHIBIT DESCRIPTION

99.1      Press Release, dated February 28, 2006, of AXA.

99.2 Reconciliation of the Registrant's contribution to AXA IFRS Underlying Earnings for the years ended December 31, 2005 and 2004 to the Registrant's consolidated U.S. GAAP Net Earnings and reconciliation of the Registrant's contribution to IFRS Net Income, Group Share for the years ended December 31, 2005 and 2004 to the Registrant's consolidated U.S. GAAP Net Earnings.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        AXA FINANCIAL, INC.


Date:  March 1, 2006                    By: /s/ Alvin H. Fenichel
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                                            Name:  Alvin H. Fenichel
                                            Title: Senior Vice President and
                                                   Controller








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